UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2007

Hudson Highland Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-50129	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

560 Lexington Avenue, New York, New York 10022

(Address of principal executive offices, including zip code)

(212) 351-7300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to Current Report on Form 8-K/A is being filed to amend Item 9.01 of the Current Report on Form 8-K Hudson Highland Group, Inc. filed with the Securities and Exchange Commission on May 8, 2007.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired. Not applicable.

(b) Pro Forma Financial Information. Not applicable.

(c) Shell Company Transactions. Not applicable.

(d) Exhibits

Exhibit No.	Description
Exhibit 2.1	Asset Sale and Purchase Agreement.*

Exhibit 2.2	Agreement Relating to the Sale and Purchase of the Whole of the Issued Share Capital.*

*	Previously filed. Pursuant to Item 601(b)(2) of Regulation S-K, the Company agrees to furnish supplementally any omitted schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused Amendment No. 1 to this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON HIGHLAND GROUP, INC.

Date: June 28, 2007	By:	/s/ MARY JANE RAYMOND
Mary Jane Raymond
Executive Vice President and Chief Financial Officer

HUDSON HIGHLAND GROUP, INC.

Exhibit Index to Amendment No. 1 to Current Report on Form 8-K/A

Exhibit No.	Description
Exhibit 2.1	Asset Sale and Purchase Agreement.*

Exhibit 2.2	Agreement Relating to the Sale and Purchase of the Whole of the Issued Share Capital.*

*	Previously filed. Pursuant to Item 601(b)(2) of Regulation S-K, the Company agrees to furnish supplementally any omitted schedules to the Securities and Exchange Commission upon request.